Exhibit 99.1

This English translation is for convenience purposes only. This is not an official translation and is not binding. Whilst reasonable care and skill have been exercised in the preparation hereof, no translation can ever perfectly reflect the original Hebrew version. In the event of any discrepancy between the Hebrew version and this translation, the Hebrew version shall prevail.

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2024

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Condensed Consolidated Statements of Financial Position	2

Condensed Consolidated Statements of Profit or Loss	3

Condensed Consolidated Statements of Equity	4-5

Condensed Consolidated Statements of Cash Flows	6-7

Notes to Interim Condensed Consolidated Financial Statements	8-18

- - - - - - - - - - - - - - - - - - -

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,		December 31,
	2024	2023	2023
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$18,786	$69,741	$95,092
Financial assets at fair value through profit or loss	17,325	26,909	41,609
Rents and other receivables, net	2,892	2,738	3,366
Prepaid expenses and other assets	5,524	8,073	9,669
Restricted cash	16,164	28,583	36,452
	60,691	136,044	186,188
NON-CURRENT ASSETS
Investment properties	1,322,496	1,580,508	1,493,587
Property plant and equipment - hotel, net	33,016	40,858	40,634
Goodwill	949	2,165	949
Investment in joint ventures	164,822	160,333	148,582
Restricted cash	9,261	31,164	23,171
	1,530,544	1,815,028	1,706,923
Total assets	$1,591,235	$1,951,072	$1,893,111

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes payable	$125,300	$170,391	$163,823
Bonds payable	20,205	98,184	107,241
Accounts payable and accrued liabilities	25,018	21,202	28,660
Due to affiliates	12,524	6,355	9,538
Other liabilities	20,876	28,481	19,107
	203,923	324,613	328,369

NON-CURRENT LIABILITIES
Notes payable, net	435,840	482,921	456,439
Bonds payable, net	345,568	281,822	301,180
Lease obligation	9,248	9,334	9,177
Rental security deposits	4,509	4,667	4,623
Other liabilities	9,528	16,757	10,433
	804,693	795,501	781,852
Total liabilities	1,008,616	1,120,114	1,110,221

EQUITY
Owner's net equity	579,124	820,518	772,166
Non-controlling interests	3,495	10,440	10,724
Total equity	582,619	830,958	782,890
Total liabilities and equity	$1,591,235	$1,951,072	$1,893,111
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

November 27 2024	/s/ Michael Allen Bender	/s/ Jodi Kremerman	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	Kremerman, Jodi	Hall, Keith David
financial statements	Chief Financial Officer	Chairwoman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2024	2023	2024	2023	2023
	Unaudited				Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$86,077	$90,595	$28,462	$30,811	$121,974
Tenant reimbursements	8,623	8,673	3,001	2,557	12,309
Hotel revenues	6,225	6,673	1,186	1,195	9,153
Other operating income	1,422	1,612	461	573	2,097
Total revenues and other income	102,347	107,553	33,110	35,136	145,533

Expenses:
Operating, maintenance, and management fees	(35,639)	(36,504)	(12,694)	(13,278)	(50,446)
Real estate taxes and insurance	(18,648)	(18,541)	(5,617)	(6,281)	(28,213)
Hotel expenses	(5,018)	(5,275)	(1,361)	(1,330)	(6,945)
Total expenses	(59,305)	(60,320)	(19,672)	(20,889)	(85,604)
Gross profit	43,042	47,233	13,438	14,247	59,929

Fair value adjustment of investment properties, net	(109,641)	(96,355)	(29,881)	(2,982)	(113,281)
Depreciation	(864)	(886)	(292)	(257)	(1,263)
Equity in (loss) income of joint ventures, net	(45,639)	(28,397)	(36,358)	24,624	(43,187)
Asset management fees to affiliates	(11,946)	(11,380)	(3,972)	(3,697)	(15,415)
Impairment charges on goodwill	—	(3,271)	—	(3,271)	(4,487)
Impairment charges on property plant and equipment, hotel	(6,400)	—	(2,946)	—	—
General and administrative expenses	(6,364)	(3,847)	(1,774)	(175)	(4,932)
Operating (loss) profit	(137,812)	(96,903)	(61,785)	28,489	(122,636)

Finance income	1,117	2,295	379	1,079	3,347
Finance (loss) income from financial assets at fair value through profit or loss	(7,824)	(15,658)	8,727	(1,646)	(718)
Finance expenses, net	(55,361)	(49,747)	(20,579)	(17,928)	(68,216)
Foreign currency transaction gain (loss), net	6,724	(4,675)	(4,556)	(1,123)	(18,712)
Net (loss) income before income taxes	$(193,156)	$(164,688)	$(77,814)	$8,871	$(206,935)
Income tax provision	—	(3,662)	—	—	(6,576)
Net (loss) income	$(193,156)	$(168,350)	$(77,814)	$8,871	$(213,511)

Net (loss) income attributable to owner	$(188,042)	$(166,862)	$(75,734)	$9,418	$(212,214)
Net loss attributable to non-controlling interests	(5,114)	(1,488)	(2,080)	(544)	(1,297)
Net (loss) income	$(193,156)	$(168,350)	$(77,814)	$8,874	$(213,511)
Total comprehensive (loss) income	$(193,156)	$(168,350)	$(77,814)	$8,874	$(213,511)
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions	Retained earnings (deficit)	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance as of January 1, 2024	$693,554	$35,538	$43,074	$772,166	$10,724	$782,890
Net loss	—	(188,042)	—	(188,042)	(5,114)	(193,156)
Total comprehensive loss	—	(188,042)	—	(188,042)	(5,114)	(193,156)
Distributions to owner	—	(5,000)	—	(5,000)	—	(5,000)
Non-controlling interest contributions	—	—	—	—	493	493
Non-controlling interests distributions	—	—	—	—	(2,608)	(2,608)
Balance as of September 30, 2024	$693,554	$(157,504)	$43,074	$579,124	$3,495	$582,619

	Owner contributions	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance as of January 1, 2023	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952
Net loss	—	(166,862)	—	(166,862)	(1,488)	(168,350)
Total comprehensive loss	—	(166,862)	—	(166,862)	(1,488)	(168,350)
Distributions to owner	—	(6,000)	—	(6,000)	—	(6,000)
Non-controlling interest contribution	—	—	—	—	450	450
Non-controlling interests distributions	—	—	—	—	(1,094)	(1,094)
Balance as of September 30, 2023	$693,554	$83,890	$43,074	$820,518	$10,440	$830,958

	Owner contributions	Retained deficit	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance as of July 1, 2024	$693,554	$(81,770)	$43,074	$654,858	$7,816	$662,674
Net loss	—	(75,734)	—	(75,734)	(2,080)	(77,814)
Total comprehensive loss	—	(75,734)	—	(75,734)	(2,080)	(77,814)
Distributions to owner	—	—	—	—	—	—
Non-controlling interest contributions	—	—	—	—	96	96
Non-controlling interest distribution	—	—	—	—	(2,337)	(2,337)
Balance as of September 30, 2024	$693,554	$(157,504)	$43,074	$579,124	$3,495	$582,619
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY (CONTINUED)

	Owner contributions	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance as of July 1, 2023	$693,554	$78,472	$43,074	$815,100	$11,015	$826,115
Net income (loss)	—	9,418	—	9,418	(544)	8,874
Total comprehensive income (loss)	—	9,418	—	9,418	(544)	8,874
Distribution to owner	—	(4,000)	—	(4,000)	—	(4,000)
Non-controlling interest contribution	—	—	—	—	450	450
Non-controlling interest distribution	—	—	—	—	(481)	(481)
Balance as of September 30, 2023	$693,554	$83,890	$43,074	$820,518	$10,440	$830,958

	Owner contributions	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited
	U.S. dollars in thousands
Balance as of January 1, 2023	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952
Net loss	—	(212,214)	—	(212,214)	(1,297)	(213,511)
Total comprehensive loss	—	(212,214)	—	(212,214)	(1,297)	(213,511)
Distributions to owner	—	(9,000)	—	(9,000)	—	(9,000)
Non-controlling interests contributions	—	—	—	—	543	543
Non-controlling interests distributions	—	—	—	—	(1,094)	(1,094)
Balance as of December 31, 2023	$693,554	$35,538	$43,074	$772,166	$10,724	$782,890
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2024	2023	2024	2023	2023
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net (loss) income	$(193,156)	$(168,350)	$(77,814)	$8,874	$(213,511)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Equity in loss (income) of joint ventures, net	45,639	28,397	36,358	(24,624)	43,187
Fair value adjustment on investment properties, net	109,641	96,355	29,881	2,982	113,281
Depreciation	864	886	292	257	1,263
Impairment charges on goodwill	—	3,271	—	3,271	4,487
Impairment charges on property plant and equipment - hotel	6,400	—	2,946	—	—
Income tax provision	—	3,662	—	—	6,576
Deferred rent	(815)	(1,253)	(490)	349	(176)
Credit loss on financial assets	1,819	2,189	921	1,201	4,923
Finance expenses, net	55,361	49,747	20,579	17,928	68,216
Finance income	(1,117)	(2,295)	(379)	(1,079)	(3,347)
Finance loss (gain) from financial assets at fair value through profit or loss	7,824	15,658	(8,727)	1,646	718
Foreign currency transaction (gain) loss, net	(6,724)	4,675	4,556	1,122	18,712
	25,736	32,942	8,123	11,927	44,329
Changes in assets and liabilities:
Restricted cash	14,114	11,635	3,709	(2,174)	5,107
Rents and other receivables, net	(1,345)	(1,858)	(772)	(805)	(5,096)
Prepaid expenses and other assets	(486)	(2,080)	643	490	(115)
Accounts payable and accrued liabilities	(2,894)	(2,676)	115	4,836	(2,175)
Rental security deposits	(114)	(608)	(19)	347	(1,868)
Due to affiliates	3,836	3,741	950	(329)	6,924
Other liabilities	(1,450)	2,116	2,288	(555)	3,336
Lease incentive additions	—	(414)	—	(142)	—
	11,661	9,856	6,914	1,668	6,113
Net cash provided by operating activities	37,397	42,798	15,037	13,595	50,442

Cash Flows from Investing Activities:
Improvements to investment properties	(22,039)	(16,348)	(4,527)	(6,000)	(23,177)
Proceeds from sales of investment properties, net	87,411	40,867	84,285	73	123,846
Additions to property plant and equipment - hotels	—	(46)	—	—	—
Taxes paid related to sales of investment properties	—	—	—	—	(11,500)
Contributions to joint ventures	(63,376)	(28,388)	(24,687)	(28,388)	(30,284)
Distribution of capital from joint venture	1,497	1,144	—	—	—
Proceeds from the sale of investments in financial assets at fair value through profit or loss, net	16,379	13,791	—	234	13,946
Purchase of interest rate caps	(1,447)	(1,236)	—	(889)	(1,236)
Proceeds from interest rate caps	2,439	—	752	—	—
Payments on foreign currency derivatives, net	(478)	(26,523)	—	(8,559)	(30,209)
Finance income received	1,117	2,248	379	1,053	3,176
Dividend income received from financial assets at fair value through profit or loss	81	3,930	—	1,684	4,014
Proceeds for development obligations	5	1,855	—	—	12,005
Payments for development obligations	(7,338)	(1,825)	(3,433)	(404)	(8,689)
(Funding) proceeds for capital expenditures	—	(209)	—	72	209
Net cash provided by (used in) investing activities	14,251	(10,740)	52,769	(41,124)	52,101
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2024	2023	2024	2023	2023
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from notes and bonds payable	$179,787	$93,117	$80,937	$92,137	$98,502
Principal payments on notes and bonds payable	(273,173)	(77,673)	(158,004)	(20,751)	(111,243)
Payments of deferred financing costs	(6,454)	(5,028)	(2,564)	(3,426)	(5,416)
Interest paid	(49,136)	(43,726)	(18,646)	(19,307)	(58,884)
Non-controlling interests contributions	493	450	96	450	543
Non-controlling interests distributions	(2,608)	(1,094)	(2,337)	(481)	(1,094)
Release (distribution) of restricted cash for debt service obligations	28,692	(16,640)	13,480	(16,640)	(16,640)
Distributions to owner	(5,850)	(5,731)	(2,000)	(3,731)	(7,453)
Net cash (used in) provided by financing activities	(128,249)	(56,325)	(89,038)	28,251	(101,685)
Effect of exchange rate changes on cash and cash equivalents	295	(383)	(406)	(325)	(157)
Net (decrease) increase in cash and cash equivalents	(76,306)	(24,650)	(21,638)	397	701
Cash and cash equivalents, beginning of period	95,092	94,391	40,424	69,344	94,391
Cash and cash equivalents, end of period	$18,786	$69,741	$18,786	$69,741	$95,092

Supplemental Disclosure of Noncash Activities:

Accrued development obligations	$3,880	$8,578	$3,880	$8,578	$11,213
Distribution payable to owner	$704	$—	$704	$—	$1,750
Asset management fee reimbursement payable to owner	$10,609	$4,625	$10,609	$4,625	$7,047

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 1:    GENERAL INFORMATION

These financial statements have been prepared in a condensed format as of September 30, 2024 and for the nine and three months period then ended ("interim condensed consolidated financial statements"). These interim condensed consolidated financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2023 and for the year then ended and the accompanying notes ("annual financial statements").

The Company and its subsidiaries (the "Group") operate in the investment real estate industry in the United States, which includes mainly investment in office, residential real estate, and undeveloped lands. In addition, the Company invests in joint ventures and a real estate equity security. The Company has three reporting segments: 1) strategic opportunistic properties 2) residential homes and 3) hotel.

As of September 30, 2024, the Company consolidated nine office complexes, encompassing, in the aggregate, approximately 3.2 million rentable square feet and these properties were 66% occupied. In addition, the Company owned one residential home portfolio consisting of 2,145 residential homes, and one apartment property containing 317 units, which were 94% and 95% occupied, respectively. The Company also owned one hotel property with 196 rooms, four investments in undeveloped land with approximately 581 developable acres, and one office/retail development property, three investments in unconsolidated joint ventures and one financial assets at fair value through profit or loss.

Due to elevated interest rates, we may experience restrictions in our liquidity with respect to certain financial covenant requirements, our inability to refinance maturing debt in part or in full as it comes due and higher debt service costs and reduced yields relative to cost of debt. If we are unable to find alternative credit arrangements or other funding in a high interest environment, our business needs may not be adequately met. Based on interest rates as of September 30, 2024, if interest rates were 100 basis points higher or lower during the nine months ending September 30, 2024, the annualized interest expense on our variable rate debt would increase or decrease by $2.7 million and $2.8 million, respectively.

In addition, tenants and potential tenants of the Company’s properties may be adversely impacted by inflation and rising interest rates, which could negatively impact the Company’s tenants’ ability to pay rent and the demand for the Company’s properties. Such adverse impacts on the Company’s tenants may cause increased vacancies, which may add pressure to lower rents and increase the Company’s expenditures for re-leasing.

As of September 30, 2024, the Company had a working capital shortfall amounting to $143.2 million, primarily attributed to loan and bond payments due in the year following the date of the statement of financial position. The Company intends to refinance or restructure loans as they come due or utilize funding facilities when available based on the Company’s relationship with third-party lenders and its past experience placing debt on its properties. There are no significant limitations on the Company’s ability to withdraw funds from the Company’s subsidiaries, except for restricted cash. The Company expects to generate cash flow from additional asset sales in the year following the date of the statement of financial position. Accordingly, the Company and the board of directors does not view the working capital shortfall as a liquidity problem.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 2:    SIGNIFICANT ACCOUNTING POLICY

Basis of presentation of the interim condensed consolidated financial statements:

The interim condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim condensed consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.

Disclosures of new standards in the period prior to their adoption:

IFRS 18 "Presentation and Disclosures in Financial Statements":

On April 9, 2024, the IASB issued IFRS 18 "Presentation and Disclosures in Financial Statements" to set out requirements for the presentation and disclosure of information in general purpose financial statements. The standard is effective for annual periods beginning on or after January 2027. The Company is assessing the impact of the new standard, including the impact of amendments to other accounting standards, as a result of the new standard on the consolidated financial statements. Early adoption is permitted and would need to be disclosed.

NOTE 3:    INVESTMENT IN JOINT VENTURES

As of September 30, 2024, the Company’s investment in joint ventures was composed of the following (dollars in thousands):

	Properties as of September 30, 2024			Investment Balance as of
				September 30,			December 31, 2023
				2024		2023
Joint Venture		Location	Ownership %	Unaudited			Audited
110 William Joint Venture	1	New York, New York	(1)	$129,629		$112,540	$112,514
Pacific Oak Opportunity Zone Fund I	4	Various	47.0%	35,193		36,039	36,068
353 Sacramento Joint Venture	1	San Francisco, California	55.0%	—	(2)	11,754	—
				$164,822		$160,333	$148,582
_____________________
(1)As of September 30, 2024, the Company owned 77.5% of preferred interest and 100% of common interest in the joint venture. As of September 30, 2024, the Company had funded $91.7 million and subsequent to September 30, 2024, the Company funded $13.3 million to the joint venture. Additionally, the 110 William Joint Venture met funding conditions with an aggregate available borrowing capacity of $56.7 million, subject to the Company’s guarantee. As of September 30, 2024, there was no outstanding balance under the $56.7 million funding facility.
(2)The Company’s investment in the 353 Sacramento Joint Venture is limited to the investment balance, as such, the Company does not guarantee any debt or other obligations associated with the joint venture.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

The equity in (loss) profit of joint ventures for the nine and three months ended September 30, 2024 and 2023 and the year ended December 31, 2023 was as follows (in thousands):

	Nine Months Ended September 30,		Three Months Ended September 30,		Year ended December 31, 2023
	2024	2023	2024	2023
	Unaudited		Unaudited		Audited
110 William Joint Venture	$(46,261)	$36,587	$(36,256)	$53,196	33,448
Pacific Oak Opportunity Zone Fund I	622	(736)	(102)	486	(706)
353 Sacramento Joint Venture	—	(64,248)	—	(29,058)	(75,929)
Equity in (loss) income of joint ventures, net	$(45,639)	$(28,397)	$(36,358)	$24,624	$(43,187)

110 William Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak SOR SREF III 110 William, LLC (100%) (in thousands):

	September 30,		December 31,
	2024	2023	2023
	Unaudited		Audited
Current assets	$17,381	$10,853	$8,911
Non-current assets (investment property)	403,600	386,400	386,670
Current liabilities	11,489	10,622	10,514
Non-current liabilities	248,555	248,518	248,555

Equity	160,937	138,113	136,512

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$129,629	$112,540	$112,514

	Nine Months Ended September 30,		Three Months Ended September 30,		Year ended December 31, 2023
	2024	2023	2024	2023
	Unaudited		Unaudited		Audited
Revenues	$12,010	$18,473	$3,945	$5,535	$24,474
Gross profit	212	3,296	(215)	(804)	4,908
Operating loss *)	(24,463)	(32,385)	(24,901)	(22,895)	(30,776)
Net (loss) income *)	(38,951)	9,628	(29,968)	37,310	4,988
Share of equity in (loss) income from joint venture (Based on the waterfall mechanism)	(46,261)	36,587	(36,256)	53,196	33,448
*) Includes revaluation of investment properties	$(24,665)	$(35,402)	$(24,695)	$(22,088)	$(35,402)

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

Pacific Oak Opportunity Zone Fund I:

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak Opportunity Zone Fund 1, LLC (100%) (in thousands):

	September 30,		December 31,
	2024	2023	2023
	Unaudited		Audited
Current assets	$2,786	$2,898	$3,123
Non-current assets (investment properties)	130,852	125,656	125,691
Current liabilities	1,307	1,347	1,626
Non-current liabilities	58,386	50,785	50,771

Equity	74,143	76,422	76,417

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$35,193	$36,039	$36,068

	Nine Months Ended September 30,		Three Months Ended September 30,		Year ended December 31, 2023
	2024	2023	2024	2023
	Unaudited		Unaudited		Audited
Revenues	$6,880	$5,576	$2,265	$2,108	$7,744
Gross profit	5,738	4,580	1,759	1,678	6,776
Operating profit (loss) *)	2,837	(6,184)	632	(8,214)	(5,050)
Net income (loss) *)	1,041	(7,762)	(201)	(8,939)	(7,162)
Share of equity in income (loss) from joint venture (Based on the waterfall mechanism)	622	(736)	(102)	486	(706)
*) Includes revaluation of investment properties	$361	$(8,045)	$—	$(9,067)	$(7,587)

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

353 Sacramento Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of 353 Sacramento Street, Pacific Oak SOR Acquisition XXIX, LLC (100%) (in thousands):

	September 30,		December 31,
	2024	2023	2023
	Unaudited		Audited
Current assets	$1,764	$13,297	$12,552
Non-current assets (investment property)	110,059	121,500	98,800
Current liabilities	121,999	2,211	113,157
Non-current liabilities	1,662	112,806	1,662

(Deficit) equity	(11,840)	19,780	(3,467)

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$—	$11,754	$—

	Nine Months Ended September 30,		Three Months Ended September 30,		Year ended December 31, 2023
	2024	2023	2024	2023
	Unaudited		Unaudited		Audited
Revenues	$8,784	$8,724	$2,976	$3,104	$12,102
Gross profit	3,274	2,887	1,081	784	4,896
Operating profit (loss) *)	2,831	(109,184)	744	(49,347)	(130,218)
Net loss *)	(8,373)	(116,188)	(3,506)	(51,976)	(140,272)
Share of loss from joint venture (Based on the waterfall mechanism)	—	(64,248)	—	(29,058)	(75,929)
*) Includes revaluation of investment properties	$—	$(112,021)	$—	$(50,342)	$(134,537)

The Company does not attach the financial statements related to the investment in joint ventures, as the reports do not add more information to the contained above.

NOTE 4:    FINANCIAL INSTRUMENTS

The following were the fair values of the Company’s financial instruments as of September 30, 2024 and 2023, and December 31, 2023 (in thousands):

	September 30,		December 31,
	2024	2023	2023
	Unaudited		Audited
Notes payable	$557,592	$686,606	$611,725
Series B bonds	$119,179	$275,995	$296,380
Series C bonds	$99,457	$90,070	$102,664
Series D bonds	$157,458	$—	$—

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 4:    FINANCIAL INSTRUMENTS (CONTINUED)
The Series B bonds contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of September 30, 2024, the Company was in compliance with all covenants under the deed of trust of the Series B bonds; (i) Consolidated Equity Capital of the Company as of September 30, 2024 was $579.1 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 66%; (iii) the Adjusted NOI was $63.9 million for the trailing twelve months ended September 30, 2024; and (iv) the consolidated scope of projects was $0 as of September 30, 2024.
The Series C bonds contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 450 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) and the Loan to Collateral Ratio shall not exceed a rate of 75%. As of September 30, 2024, the Company was in compliance with all covenants under the deed of trust of the Series C bonds; (i) Consolidated Equity Capital of the Company as of September 30, 2024 was $579.1 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 66%; (iii) and the Loan to Collateral Ratio as of September 30, 2024 was 49%.
The Series D bonds contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 450 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million. As of September 30, 2024, the Company was in compliance with all covenants under the deed of trust of the Series D bonds; (i) Consolidated Equity Capital of the Company as of September 30, 2024 was $579.1 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 66%; (iii) and the Adjusted NOI was $63.9 million for the trailing twelve months ended September 30, 2024.
The Company's investments in a real estate equity security and is carried at their estimated fair value based on quoted market prices (Level 1) for the security. Unrealized gains and losses are reported in finance loss from financial assets at fair value through profit or loss.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 5:    SEGMENT INFORMATION

The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The selected financial information for the reporting segments as of and for the nine and three months ended September 30, 2024 and 2023 and as of and the year ended December 31, 2023 is as follows (in thousands):

	September 30, 2024
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Investment properties	$913,518	$408,978	$—	$1,322,496
Property plant and equipment - hotel, net	$—	$—	$33,016	$33,016
Total assets	$1,136,347	$419,319	$35,569	$1,591,235
Total liabilities	$783,353	$201,538	$23,725	$1,008,616

	Nine months ended September 30, 2024
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Total revenues and other income	$69,459	$26,663	$6,225	$102,347
Gross profit	$29,390	$12,445	$1,207	$43,042
Finance expenses, net	$46,582	$7,052	$1,727	$55,361

	Three months ended September 30, 2024
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Total revenues and other income	$23,283	$8,641	$1,186	$33,110
Gross profit (loss)	$9,150	$4,463	$(175)	$13,438
Finance expenses, net	$17,683	$2,343	$553	$20,579

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 5:    SEGMENT INFORMATION (CONTINUED)

	September 30, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Investment properties	$1,142,250	$438,258	$—	$1,580,508
Property plant and equipment - hotel, net	$—	$—	$40,858	$40,858
Total assets	$1,442,128	$463,247	$45,697	$1,951,072
Total liabilities	$874,239	$219,893	$25,982	$1,120,114

	Nine months ended September 30, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Total revenues and other income	$72,611	$28,269	$6,673	$107,553
Gross profit	$31,883	$13,952	$1,398	$47,233
Finance expenses, net	$40,286	$7,735	$1,726	$49,747

	Three months ended September 30, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Unaudited
Total revenues and other income	$24,453	$9,487	$1,196	$35,136
Gross profit (loss)	$9,824	$4,557	$(134)	$14,247
Finance expenses, net	$14,753	$2,561	$614	$17,928

	December 31, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Audited
Investment properties	$1,087,376	$406,211	$—	$1,493,587
Property plant and equipment - hotel, net	$—	$—	$40,634	$40,634
Total assets	$1,407,870	$436,394	$48,847	$1,893,111
Total liabilities	$879,854	$203,410	$26,957	$1,110,221

	Year ended December 31, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	Audited
Total revenues and other income	$97,743	$38,637	$9,153	$145,533
Gross profit	$41,438	$16,283	$2,208	$59,929
Finance expenses, net	$55,590	$10,279	$2,347	$68,216

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Sale of Financial Assets

During the nine months ended September 30, 2024, the Company sold the remaining interest in one of the Company’s financial assets (real estate equity securities) for gross sale proceeds of approximately $16.4 million, and has one interest in a financial asset remaining.

Park Highland Sales

In March 2024, the Company, through indirect wholly owned subsidiaries, entered into a purchase and sale agreement for the sale of approximately 454 developable acres of Park Highlands undeveloped land, from the Company’s strategic opportunistic properties segment for gross sale proceeds of approximately $195.0 million, before closing costs, credits and taxes. The sale is expected to be completed in three phases. The phases are anticipated to be sold to the buyer for approximately $91.0 million, $52.3 million and $51.7 million in December 2024, December 2026 and December 2027, respectively. Note that the anticipated closing dates may be changed in certain circumstances. There can be no assurance that the Company will complete the sales and the purchaser is not affiliated with the Company or the Company's advisor.

Recent Debt Transactions

In January 2024, the Company obtained an interest-only mortgage loan with a maximum principal amount of $23.5 million, of which $20.0 million was funded at the time of closing. The loan is secured by the Eight & Nine Corporate Centre office complex, has a contractual interest rate of the greater of 8.90% or a floating rate of 490 basis points over the one-month SOFR rate, has an initial maturity date of February 9, 2026, and three one-year extension options.

In January 2024, the Company made the first principal installment payment of 388.1 million Israeli new Shekels (approximately $106.6 million as of January 31, 2024) in connection with the Company’s Series B bonds. Subsequent to the first installment payment, two additional Series B bond installments remain, each, due on January 31, 2025 and 2026, respectively.

In April 2024, the Company issued 288.1 million Israeli new shekels (approximately $76.2 million as of April 24, 2024) of Series D bonds to Israeli investors pursuant to offerings registered with the Israeli Securities Authority. The Series D bonds bears interest at 9.5% and have principal installment payments equal to 33.33% of the face amount due on February 28th from 2027 to 2029.

In June 2024, the Company refinanced and consolidated two of its mortgage loans into one loan with an outstanding principal balance of $34.2 million, a contractual interest rate of 350 basis points over the one-month SOFR rate and a maturity date of April 30, 2025. The loan is cross-collateralized by the Richardson Office and Q&C Hotel properties and also has a cross-default clause.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (CONTINUED)

In August 2024, the Company issued an additional 299.0 million Israeli new shekels (approximately $80.8 million as of August 20, 2024) par value of Series D bonds to Israeli investors pursuant to offerings registered with the Israeli Securities Authority. The additional Series D bonds would be identical in the terms and pari passu to the existing Series D bonds, and all proceeds were used for the Series B bond payment. In September 2024, the Company prepaid 312.8 million Israeli new shekels (approximately $83.2 million as of September 19, 2024) of the 388.1 million Israeli new shekels (approximately $103.2 million as of September 19, 2024) January 31, 2025 Series B bond payment and 6.1 million Israeli new shekels (approximately $1.6 million as of September 19, 2024) of accrued interest.

Dividend Approval

On May 16, 2024, the Company’s board of directors approved a distribution of dividend in the amount of $5.0 million to the owner. As of September 30, 2024, $0.7 million remains to be distributed.

The Lofts at NoHo Commons Sale

In September 2024, the Company, through an indirect partially owned (90%) subsidiary, sold the Lofts at NoHo Commons for $92.5 million, before net closing costs and credits of approximately $7.1 million. The sales price is according to the fair value as of June 30, 2024. As a result of the sale, the Company repaid $68.5 million of the outstanding principal due under the secured mortgage loan and distributed $2.0 million to the non-controlling interest. The purchaser was not affiliated with the Company or the Company's advisor.

NOTE 7:    SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the interim condensed consolidated financial statements are issued.

Park Highlands Land

In October 2024, the Company, through an indirect wholly owned subsidiary, sold approximately 122 developable acres of Park Highlands undeveloped land for gross sale proceeds of approximately $75.5 million, before net closing costs and credits and future development costs of approximately $15.0 million. Part of the Park Highlands undeveloped land was used as collateral for the Series C bonds and due to the sale, approximately $10.6 million of the sales proceeds was held in an escrow account for the Series C bonds to maintain the loan-to-collateral ratio. The purchaser was not affiliated with the Company or the Company's advisor.

Residential Home Sales

In October 2024, the Company, through an indirect wholly owned subsidiary, sold 45 residential homes for gross sale proceeds of approximately $8.3 million, before closing costs and credits. In connection with the sale, the Company repaid $3.2 million of the outstanding principal due under the secured mortgage loan. The purchaser was not affiliated with the Company or the Company's advisor.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 7:    SUBSEQUENT EVENTS (CONTINUED)

Georgia 400 Mortgage Loan

In October 2024, the Company received a notice from the lender stating that the non-repayment of the Georgia 400 mortgage loan constitutes a default event under the loan agreements. As of the report issuance date, the Company continues to pay interest on the loan. Loan extension negotiations between the Company and lenders are ongoing as of the date of filing of this report.

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